                                 EXHIBIT 10(X)
                          INFORMATION RESOURCES, INC.
                            DIRECTORSHIP AGREEMENT


     This Agreement is made as of __________, 1994, by and between Information Resources, Inc., a Delaware corporation (the "Corporation"), and the individual whose name and signature appears on the last page hereof under the heading "Director," a director of the Corporation (the "Director").

     WHEREAS, it is essential to the Corporation that it attract and retain as directors the most capable persons available and persons who have significant experience in business, corporate and financial matters; and

     WHEREAS, the Corporation has identified the Director as a person possessing the background and abilities desired by the Corporation and desires the Director to serve as a member of the Corporation's Board of Directors; and

     WHEREAS, the substantial increase in corporate litigation may, from time to time, subject directors to burdensome litigation, the risks of which frequently far outweigh the advantages of serving in such capacity; and

     WHEREAS, in recent times, the costs of directors' and officers' liability insurance has increased and the availability of such insurance has been severely limited; and

     WHEREAS, the Corporation and the Director recognize that serving as a director of a corporation at times calls for subjective evaluations and judgments upon which reasonable men may differ and that, in that context, it is anticipated and expected that directors of corporations will and do from time to time commit actual or alleged errors or omissions in the good faith exercise of their duties and responsibilities; and

     WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its directors to the fullest extent permitted by law; and

     WHEREAS, the Corporation and the Director desire to articulate clearly in contractual form, their respective rights and obligations with regard to the Director's service on behalf of the Corporation and with regard to claims for loss, liability, expense or damage which, directly or indirectly, may arise out of or relate to such service,

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency thereof being hereby acknowledged, the Corporation and the Officer agree as follows:

     1.  AGREEMENT TO SERVE

     The Director shall serve as a director of the Corporation for as long as the Director is duly elected or appointed or until said Director tenders a resignation in writing.

     2.  DEFINITIONS

     As used in this Agreement:

     (a) The term "Proceeding" includes, without limitation, any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Director may be or may have been involved as a party, witness or otherwise, by reason of the fact that the Director is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which exculpation, indemnification or reimbursement can be provided under this Agreement.

     (b) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings of appeals, attorney, accountant and other professional fees and disbursements and any expenses of establishing a right to indemnification under Section 12 of this Agreement, but shall not include amounts paid in settlement by the Director or the amount of judgments or fines against the Director.

     (c) References to "other enterprise" include, without limitation, employee benefit plans; references to "fines" include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" include, without limitation, any service as a director, officer, employee or agent which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or its beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

     3.  LIMITATION OF LIABILITY

     (a) To the fullest extent permitted by law, the Director shall have no monetary liability of any kind or nature with respect to the Director's conduct in serving the Corporation or any of its subsidiaries, their respective stockholders or any other enterprise at the request of the Corporation, except that this Section 3(a) shall not affect liability of the Director for:

     (i) any breach of the Director's duty of loyalty to the Corporation, such subsidiaries, stockholders or enterprises;

     (ii) any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law;

     (iii) any transaction from which the Director derived an improper personal benefit; or

     (iv) any unlawful payment of dividends.

     (b) Without limiting the generality of (a) above and to the fullest extent permitted by law, the Director shall have no personal liability to the Corporation or any of its subsidiaries, their respective stockholders or any other person claiming derivatively through the Corporation or the Corporation, regardless of the theory or principle under which such liability may be asserted, for:

     (i)  punitive, exemplary or consequential damages;

     (ii) treble or other damages computed based upon any multiple of damages actually and directly proved to have been sustained;

     (iii) fees of attorneys, accountants, expert witnesses or professional consultants; or

     (iv) civil fines or penalties of any kind or nature whatsoever.

     4.   INDEMNITY IN THIRD PARTY PROCEEDINGS

     The Corporation shall indemnify the Director in accordance with the provisions of this Section 4, if the Director is made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor), against all Expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Director in connection with such Proceeding if the conduct of the Director was in good faith and the Director reasonably believed that the Director's conduct was in the best interests, and, in the case of a criminal proceeding, the Director, in addition, had no reasonable cause to believe that the Director's conduct was unlawful. However, the Director shall not be entitled to indemnification under this
Section 4 in connection with any Proceeding charging improper personal benefit to the Director in which the Director was adjudged liable on the basis that personal benefit was improperly received by the Director unless and only to the extent that the court conducting such Proceeding or any other court of competent jurisdiction determines, upon application, that despite the adjudication of liability, the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.



     5.   INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION

     The Corporation shall indemnify the Director in accordance with the provisions of this Section 5, if the Director is made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor, against all Expenses actually and reasonably incurred by the Director in connection with such Proceeding if the conduct of the Director was in good faith and the Director reasonably believed that the Director's conduct was in the best interests of the Corporation, or at least, not opposed to its best interests. However, the Director shall not be entitled to indemnification under this
Section 5 in connection with any Proceeding in which the Director has been adjudged liable to the Corporation unless and only to the extent that the court conducting such Proceeding or any other court of competent jurisdiction determines upon application, that, despite the adjudication of liability, the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

     6.   INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY

     Notwithstanding any other provisions of this Agreement, to the extent that the Director has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, the Corporation shall indemnify the Director against all Expenses incurred in connection therewith.

     7.   ADDITIONAL INDEMNIFICATION

     (a) Notwithstanding any limitation in Sections 4, 5 or 6, the Corporation shall indemnify the Director to the fullest extent permitted by law, with respect to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor), against all Expenses, judgment, fines and amounts paid in settlement, actually and reasonably incurred by the Director in connection with such Proceeding, except that the Director shall not be entitled to indemnification under this Section 7(a) on account of liability for:

     (i) any breach of the Director's duty of loyalty to the Corporation or any of its subsidiaries, their respective stockholders, or any other enterprise that the Director was serving at the request of the Corporation at the time of such breach;

     (ii) any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law; or

     (iii) any transaction from which the Director derived an improper personal benefit.

     (b) Notwithstanding any limitation in Sections 4, 5, 6 or 7(a), the Corporation shall indemnify the Director to the fullest extent permitted by law with respect to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgment, fines and amounts paid in settlement, actually and reasonably incurred by the Director in connection with such Proceeding.

     8.  EXCLUSIONS

     Notwithstanding any provision in this Agreement, the Corporation shall not be obligated under this Agreement to make any indemnification in connection with any claim made against the Director:

     (a) for which payment is made to or on behalf of the Director under any insurance policy, except with respect to any excess amount to which the Director is entitled under this Agreement beyond the amount of payment under such insurance policy;

     (b) if a court having jurisdiction in the matter finally determines that such indemnification is not lawful under any applicable statute or public policy (and, in this respect, both the Corporation and the Director have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act of 1933 is against public policy and is, therefore, unenforceable and that claims for such indemnification should be submitted to appropriate courts for adjudication unless, in the opinion of counsel, the matter has been settled by controlling precedent); or

     (c) in connection with any Proceeding (or part of any Proceeding) initiated by the Director, or any Proceeding by the Director against the Corporation or its directors, officers, employees or other persons entitled to be indemnified by the Corporation, unless (i) the Corporation is expressly required by law to make the indemnification, (ii) the Proceeding was authorized by the Board of Directors of the Corporation, or (iii) the Director initiated the Proceeding pursuant to Section 12 of this Agreement and the Director is successful in whole or in part in the Proceeding.

     9.   ADVANCES OF EXPENSES

     The Corporation shall pay the Expenses incurred by the Director in any Proceeding in advance of the final disposition of the Proceeding at the written request of the Director, if the Director:

     (a) furnishes the Corporation a written affirmation of the Director's good faith belief that the Director is entitled to be indemnified under this Agreement; and

     (b) furnishes the Corporation a written undertaking to repay the advance to the extent that it is ultimately determined that the Director is not entitled to be indemnified by the Corporation. Such undertaking shall be an unlimited general obligation of the Director but need not be secured.

     Advances pursuant to this Section 9 shall be made no later than ten days after receipt by the Corporation of the affirmation and undertaking described in Sections 9(a) and 9(b) above, and shall be made without regard to the Director's ability to repay the amount advanced and without regard to the Director's ultimate entitlement to indemnification under this Agreement. The

Corporation may establish a trust, escrow account or other secured funding source for the payment of advances made and to be made pursuant to this Section 9 or of other liability incurred by the Director in connection with any Proceeding.

     10.  NONEXCLUSIVITY AND CONTINUITY OF RIGHTS

     The indemnification, advancement of Expenses and exculpation from liability provided by this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under any other agreement, any articles of incorporation, bylaws or vote of shareholders or directors, or otherwise, both as to action in the Director's official capacity and as to action in another capacity while holding such office. The indemnification under this Agreement shall cover the Director's service as a director and all of his acts in such capacity, whether prior to or on or after the date of this Agreement, and such indemnification shall continue as to the Director even though the Director may have ceased to be director of the Corporation or a director, officer, employee or agent of an enterprise related to the Corporation and shall inure to the benefit of the heirs, executors, administrators and personal representatives of the Director.

     11.  PROCEDURE UPON APPLICATION FOR INDEMNIFICATION

     Any indemnification under Sections 4, 5, 6 or 7 shall be made no later than 45 days after receipt of the written request of the said Director, unless a determination is made within such 45 day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the applicable Proceeding, (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable) that the said Director is not entitled to indemnification under this Agreement, or (c) a majority vote of the shareholders.

     12.  ENFORCEMENT

     The Director may enforce any right to indemnification or advances provided by this Agreement in any court of competent jurisdiction if (a) the Corporation denies the claim for indemnification or advances, in whole or in part, or (b) the Corporation does not dispose of such claim within the time period required by this Agreement. It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of Expenses pursuant to, and in compliance with, Section 9 of this Agreement) that the Director is not entitled to indemnification under this Agreement. However, except as provided in Section 13 of this Agreement, the Corporation shall have no defense to an action brought to enforce a claim for advancement of Expenses pursuant to
Section 9 of this Agreement if the Director has tendered to the Corporation the affirmation and undertaking required thereunder. The burden of proving by clear and convincing evidence that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advancement of expenses is proper in the circumstances because the Director has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that indemnification is improper because the said Director has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Director is not entitled to indemnification under this Agreement or otherwise. The Director's expenses incurred in connection with successfully establishing the Director's right to indemnification, advances or exculpation, in whole or in part, in any Proceeding shall also be indemnified by the Corporation.

     The termination of any Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that (a) the Director is not entitled to indemnification under Sections 4, 5 or 7 of this Agreement, or (b) the Director is not entitled to exculpation under Section 3 of this Agreement.

     13.  NOTIFICATION AND DEFENSE OF CLAIM

     Not later than 90 days after receipt by the Director of notice of the commencement of any Proceeding, the Director shall, if a claim in respect of the Proceeding is to be made against the Corporation under this Agreement, notify the Corporation of the commencement of the Proceeding. The omission to notify the Corporation will not relieve the Corporation from any liability which it may have to the Director otherwise than under this Agreement. With respect to any Proceeding as to which the Director notifies the Corporation of the commencement:

     (a) The Corporation shall be entitled to participate in the Proceeding at its own expense.

     (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the Proceeding, with legal counsel reasonably satisfactory to the Director. The Director shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Director under this Agreement, including Section 9 above, for the fees and expenses of separate legal counsel incurred after notice from the Corporation of its assumption of the defense, unless (i) the Director reasonably concludes that there may be a conflict of interest between the Corporation and the Director in the conduct of the defense of the Proceeding, or (ii) the Corporation does not use legal counsel to assume the defense of such Proceeding. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which the Director has made the conclusion provided for in (i) above.

     (c) If two or more persons who may be entitled to indemnification from the Corporation, including the Director, as parties to any Proceeding, the Corporation may require the Director to use the same legal counsel as the other parties. The Director shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Director under this Agreement, including Section 9 above, for the fees and expenses of separate legal counsel incurred after notice from the Corporation of the requirement to use the same legal counsel as the other parties, unless the Director reasonably concludes that there may be a conflict of interest between the Director and any of the other parties required by the Corporation to be represented by the same legal counsel.

     (d) The Corporation shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Director shall permit the Corporation to settle any Proceeding that the Corporation assumes the defense of, except that the Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on the Director without the Director's written consent, which may be given or withheld in the said Director's sole discretion.

     14.  PARTIAL INDEMNIFICATION

     If the Director is entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or amounts paid in settlement, actually and reasonably incurred by the Director in connection with such Proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Director for the portion of such Expenses, judgments, fines or amounts paid in settlement to which the Director is entitled.

     15.  SEVERABILITY

     If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the remainder of this Agreement shall continue to be valid and the Corporation shall nevertheless indemnify the Director as to Expenses, judgments, fines and amounts paid in settlement, with respect to any Proceeding, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

     16.  SUBROGATION

     In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director. The Director shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.



     17.  NOTICES

     All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery by hand to the party to whom the notice or other communication shall have been directed, or (b) on the third business day after the date on which it is mailed by certified or registered mail with postage prepaid, addressed as follows:

     (i) If to the Director, to the address indicated on the signature page of this Agreement, below said Director's signature.

     (ii)  If to the Corporation, to:

               Information Resources, Inc.
               150 North Clinton Street
               Chicago, Illinois  60675
               Attention: General Counsel

or to any other address as either party may designate to the other in writing.

     18.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

     19.  APPLICABLE LAW

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws.

     20.  SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon the Corporation and its successors and assigns.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                         CORPORATION:

                                         INFORMATION RESOURCES, INC.
                                         a Delaware corporation

Attest:_________________________         By:_____________________________
         Secretary                            President

                                         DIRECTOR:


                                         _______________________________


                                         Address:

                                         ________________________________


                                         ________________________________


                                         ________________________________

                          INFORMATION RESOURCES, INC.
                             OFFICERSHIP AGREEMENT


          This Agreement is made as of __________, 1994, by and between Information Resources, Inc., a Delaware corporation (the "Corporation"), and the individual whose name and signature appears on the last page hereof under the heading "Officer," an officer of the Corporation (the "Officer").

          WHEREAS, it is essential to the Corporation that it attract and retain as officers the most capable persons available and persons who have significant experience in business, corporate and financial matters; and

          WHEREAS, the Corporation has identified the Officer as a person possessing the background and abilities desired by the Corporation and desires the Officer to serve as an employee of the Corporation; and

          WHEREAS, the substantial increase in corporate litigation may, from time to time, subject officers to burdensome litigation, the risks of which frequently far outweigh the advantages of serving in such capacity; and

          WHEREAS, in recent times, the costs of directors' and officers' liability insurance has increased and the availability of such insurance has been severely limited; and

          WHEREAS, the Corporation and the Officer recognize that serving as a officer of a corporation at times calls for subjective evaluations and judgments upon which reasonable men may differ and that, in that context, it is anticipated and expected that officers of corporations will and do from time to time commit actual or alleged errors or omissions in the good faith exercise of their duties and responsibilities; and

          WHEREAS, it is now and has always been the express policy of the Corporation to indemnify its officers to the fullest extent permitted by law; and

          WHEREAS, the Corporation and the Officer desire to articulate clearly in contractual form, their respective rights and obligations with regard to the Officer's service on behalf of the Corporation and with regard to claims for loss, liability, expense or damage which, directly or indirectly, may arise out of or relate to such service,

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency thereof being hereby acknowledged, the Corporation and the Officer agree as follows:

          1.  AGREEMENT TO SERVE

          The Officer shall serve as a officer of the Corporation for as long as the Officer is duly elected or appointed or until said Officer tenders a resignation in writing.

          2.  DEFINITIONS

          As used in this Agreement:

          (a) The term "Proceeding" includes, without limitation, any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Officer may be or may have been involved as a party, witness or otherwise, by reason of the fact that the Officer is or was a officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which exculpation, indemnification or reimbursement can be provided under this Agreement.

          (b) The term "Expenses" includes, without limitation thereto, expenses of investigations, judicial or administrative proceedings of appeals, attorney, accountant and other professional fees and disbursements and any expenses of establishing a right to indemnification under Section 12 of this Agreement, but shall not include amounts paid in settlement by the Officer or the amount of judgments or fines against the Officer.

          (c) References to "other enterprise" include, without limitation, employee benefit plans; references to "fines" include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" include, without limitation, any service as a director, officer, employee or agent which imposes duties on, or involves services by such director, officer, employee or agent with respect to an employee benefit plan, its participants, or its beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

          3.  LIMITATION OF LIABILITY

          (a) To the fullest extent permitted by law, the Officer shall have no monetary liability of any kind or nature with respect to the Officer's conduct in serving the Corporation or any of its subsidiaries, their respective stockholders or any other enterprise at the request of the Corporation, except that this Section 3(a) shall not affect liability of the Officer for:

          (i) any breach of the Officer's duty of loyalty to the Corporation, such subsidiaries, stockholders or enterprises;

          (ii) any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law;

          (iii) any transaction from which the Officer derived an improper personal benefit; or

          (iv)   any unlawful payment of dividends.

          (b) Without limiting the generality of (a) above and to the fullest extent permitted by law, the Officer shall have no personal liability to the Corporation or any of its subsidiaries, their respective stockholders or any other person claiming derivatively through the Corporation or the Corporation, regardless of the theory or principle under which such liability may be asserted, for:

          (i)    punitive, exemplary or consequential damages;

          (ii) treble or other damages computed based upon any multiple of damages actually and directly proved to have been sustained;

          (iii) fees of attorneys, accountants, expert witnesses or professional consultants; or

          (iv)   civil fines or penalties of any kind or nature whatsoever.

          4.  INDEMNITY IN THIRD PARTY PROCEEDINGS

          The Corporation shall indemnify the Officer in accordance with the provisions of this Section 4, if the Officer is made a party to any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor), against all Expenses, judgments, fines and amounts paid in settlement, actually and reasonably incurred by the Officer in connection with such Proceeding if the conduct of the Officer was in good faith and the Officer reasonably believed that the Officer's conduct was in the best interests, and, in the case of a criminal proceeding, the Officer, in addition, had no reasonable cause to believe that the Officer's conduct was unlawful. However, the Officer shall not be entitled to indemnification under this Section 4 in connection with any Proceeding charging improper personal benefit to the Officer in which the Officer was adjudged liable on the basis that personal benefit was improperly received by the Officer unless and only to the extent that the court conducting such Proceeding or any other court of competent jurisdiction determines, upon application, that despite the adjudication of liability, the Officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

          5.  INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION

          The Corporation shall indemnify the Officer in accordance with the provisions of this Section 5, if the Officer is made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor, against all Expenses actually and reasonably incurred by the Officer in connection with such Proceeding if the conduct of the Officer was in good faith and the Officer reasonably believed that the Officer's conduct was in the best interests of the Corporation, or at least, not opposed to its best interests. However, the Officer shall not be entitled to indemnification under this Section 5 in connection with any Proceeding in which the Officer has been adjudged liable to the Corporation unless and only to the extent that the court conducting such Proceeding or any other court of competent jurisdiction determines upon application, that, despite the adjudication of liability, the Officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

          6.  INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY

          Notwithstanding any other provisions of this Agreement, to the extent that the Officer has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, the Corporation shall indemnify the Officer against all Expenses incurred in connection therewith.

          7.  ADDITIONAL INDEMNIFICATION

          (a) Notwithstanding any limitation in Sections 4, 5 or 6, the Corporation shall indemnify the Officer to the fullest extent permitted by law with respect to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor), against all Expenses, judgment, fines and amounts paid in settlement, actually and reasonably incurred by the Officer in connection with such Proceeding, except that the Officer shall not be entitled to indemnification under this Section 7(a) on account of liability for:

          (i) any breach of the Officer's duty of loyalty to the Corporation or any of its subsidiaries, their respective stockholders, or any other enterprise that the Officer was serving at the request of the Corporation at the time of such breach;

          (ii) any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law; or

          (iii) any transaction from which the Officer derived an improper personal benefit.

          (b) Notwithstanding any limitation in Sections 4, 5, 6 or 7(a), the Corporation shall indemnify the Officer to the fullest extent permitted by law with respect to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Expenses, judgment, fines and amounts paid in settlement, actually and reasonably incurred by the Officer in connection with such Proceeding.


          8.  EXCLUSIONS

          Notwithstanding any provision in this Agreement, the Corporation shall not be obligated under this Agreement to make any indemnification in connection with any claim made against the Officer:

          (a) for which payment is made to or on behalf of the Officer under any insurance policy, except with respect to any excess amount to which the Officer is entitled under this Agreement beyond the amount of payment under such insurance policy;

          (b) if a court having jurisdiction in the matter finally determines that such indemnification is not lawful under any applicable statute or public policy (and, in this respect, both the Corporation and the Officer have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act of 1933 is against public policy and is, therefore, unenforceable and that claims for such indemnification should be submitted to appropriate courts for adjudication unless, in the opinion of counsel, the matter has been settled by controlling precedent); or

          (c) in connection with any Proceeding (or part of any Proceeding) initiated by the Officer, or any Proceeding by the Officer against the Corporation or its officers, officers, employees or other persons entitled to be indemnified by the Corporation, unless (i) the Corporation is expressly required by law to make the indemnification, (ii) the Proceeding was authorized by the Board of Directors of the Corporation, or (iii) the Officer initiated the Proceeding pursuant to Section 12 of this Agreement and the Officer is successful in whole or in part in the Proceeding.

          9.  ADVANCES OF EXPENSES

          The Corporation shall pay the Expenses incurred by the Officer in any Proceeding in advance of the final disposition of the Proceeding at the written request of the Officer, if the Officer:

          (a) furnishes the Corporation a written affirmation of the Officer's good faith belief that the Officer is entitled to be indemnified under this Agreement; and

          (b) furnishes the Corporation a written undertaking to repay the advance to the extent that it is ultimately determined that the Officer is not entitled to be indemnified by the Corporation. Such undertaking shall be an unlimited general obligation of the Officer but need not be secured.

          Advances pursuant to this Section 9 shall be made no later than ten days after receipt by the Corporation of the affirmation and undertaking described in Sections 9(a) and 9(b) above, and shall be made without regard to the Officer's ability to repay the amount advanced and without regard to the Officer's ultimate entitlement to indemnification under this Agreement. The Corporation may establish a trust, escrow account or other secured funding source for the payment of advances made and to be made pursuant to this Section 9 or of other liability incurred by the Officer in connection with any Proceeding.

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

          10.  NONEXCLUSIVITY AND CONTINUITY OF RIGHTS

          The indemnification, advancement of Expenses and exculpation from liability provided by this Agreement shall not be deemed exclusive of any other rights to which the Officer may be entitled under any other agreement, any articles of incorporation, bylaws or vote of shareholders or officers, or otherwise, both as to action in the Officer's official capacity and as to action in another capacity while holding such office. The indemnification under this Agreement shall cover the Officer's service as a officer and all of his acts in such capacity, whether prior to or on or after the date of this Agreement, and such indemnification shall continue as to the Officer even though the Officer may have ceased to be officer of the Corporation or a director, officer, employee or agent of an enterprise related to the Corporation and shall inure to the benefit of the heirs, executors, administrators and personal representatives of the Officer.

          11.  PROCEDURE UPON APPLICATION FOR INDEMNIFICATION

          Any indemnification under Sections 4, 5, 6 or 7 shall be made no later than 45 days after receipt of the written request of the said Officer, unless a determination is made within such 45 day period by (a) the Board of Directors by a majority vote of a quorum consisting of officers who were not parties to the applicable Proceeding, (b) independent legal counsel in a written opinion (which counsel shall be appointed if such a quorum is not obtainable) that the said Officer is not entitled to indemnification under this Agreement, or (c) a majority vote of the shareholders.

          12.  ENFORCEMENT

          The Officer may enforce any right to indemnification or advances provided by this Agreement in any court of competent jurisdiction if (a) the Corporation denies the claim for indemnification or advances, in whole or in part, or (b) the Corporation does not dispose of such claim within the time period required by this Agreement. It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of Expenses pursuant to, and in compliance with, Section 9 of this Agreement) that the Officer is not entitled to indemnification under this Agreement. However, except as provided in Section 13 of this Agreement, the Corporation shall have no defense to an action brought to enforce a claim for advancement of Expenses pursuant to Section 9 of this Agreement if the Officer has tendered to the Corporation the affirmation and undertaking required thereunder. The burden of proving by clear and convincing evidence that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification or advancement of expenses is proper in the circumstances because the Officer has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel) that indemnification is improper because the said Officer has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Officer is not entitled to indemnification under this Agreement or otherwise. The Officer's expenses incurred in connection

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

with successfully establishing the Officer's right to indemnification, advances or exculpation, in whole or in part, in any Proceeding shall also be indemnified by the Corporation.

          The termination of any Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that (a) the Officer is not entitled to indemnification under Sections 4, 5 or 7 of this Agreement, or (b) the Officer is not entitled to exculpation under Section 3 of this Agreement.

          13.  NOTIFICATION AND DEFENSE OF CLAIM

          Not later than 90 days after receipt by the Officer of notice of the commencement of any Proceeding, the Officer shall, if a claim in respect of the Proceeding is to be made against the Corporation under this Agreement, notify the Corporation of the commencement of the Proceeding. The omission to notify the Corporation will not relieve the Corporation from any liability which it may have to the Officer otherwise than under this Agreement. With respect to any Proceeding as to which the Officer notifies the Corporation of the commencement:

          (a) The Corporation shall be entitled to participate in the Proceeding at its own expense.

          (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the Proceeding, with legal counsel reasonably satisfactory to the Officer. The Officer shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Officer under this Agreement, including Section 9 above, for the fees and expenses of separate legal counsel incurred after notice from the Corporation of its assumption of the defense, unless (i) the Officer reasonably concludes that there may be a conflict of interest between the Corporation and the Officer in the conduct of the defense of the Proceeding, or
(ii) the Corporation does not use legal counsel to assume the defense of such Proceeding. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which the Officer has made the conclusion provided for in (i) above.

          (c) If two or more persons who may be entitled to indemnification from the Corporation, including the Officer, as parties to any Proceeding, the Corporation may require the Officer to use the same legal counsel as the other parties. The Officer shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Officer under this Agreement, including Section 9 above, for the fees and expenses of separate legal counsel incurred after notice from the Corporation of the requirement to use the same legal counsel as the other parties, unless the Officer reasonably concludes that there may be a conflict of interest between the Officer and any of the other parties required by the Corporation to be represented by the same legal counsel.

          (d) The Corporation shall not be liable to indemnify the Officer under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Officer shall permit the Corporation to settle any Proceeding that the Corporation assumes the defense of, except that the Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on the Officer without the Officer's written consent, which may be given or withheld in the said Officer's sole discretion.

          14.  PARTIAL INDEMNIFICATION

          If the Officer is entitled under any provisions of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or amounts paid in settlement, actually and reasonably incurred by the Officer in connection with such Proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Officer for the portion of such Expenses, judgments, fines or amounts paid in settlement to which the Officer is entitled.

          15.  SEVERABILITY

          If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the remainder of this Agreement shall continue to be valid and the Corporation shall nevertheless indemnify the Officer as to Expenses, judgments, fines and amounts paid in settlement, with respect to any Proceeding, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

          16.  SUBROGATION

          In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Officer. The Officer shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.



          17.  NOTICES

          All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery by hand to the party to whom the notice or other communication shall have been directed, or (b) on the third business day after the date on which it is mailed by certified or registered mail with postage prepaid, addressed as follows:

          (i) If to the Officer, to the address indicated on the signature page of this Agreement, below said Officer's signature.

          (ii)   If to the Corporation, to:

                                 Information Resources, Inc.
                                 150 North Clinton Street

                           Chicago, Illinois  60675
                          Attention: General Counsel

or to any other address as either party may designate to the other in writing.

          18.  COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

          19.  APPLICABLE LAW

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflict of laws.

          20.  SUCCESSORS AND ASSIGNS

          This Agreement shall be binding upon the Corporation and its successors and assigns.

          IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                 CORPORATION:

                                 INFORMATION RESOURCES, INC.
                                 a Delaware corporation

Attest:_____________________     By:_____________________________
        Secretary                    President

                                 OFFICER:


                                 _______________________________


                                 Address:

                                 ________________________________


                                 ________________________________


                                 ________________________________

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